Exhibit 99.1
                       Nissan Motor Acceptance Corporation
    Monthly Servicing Report -- Nissan Auto Receivables 1997-A Grantor Trust
                   November 01, 1997 through November 30, 1997

A.    ORIGINAL DEAL PARAMETER INPUTS
(A)   Original Total Portfolio                             $     868,465,033.86
(B)   Class A Certificate Ownership Interest of the Trust                 87.00%
(C)   Original Class A Certificate Balance                 $     755,564,579.46
(D)   Class A Certificate Rate                                             6.15%
(E)   Original Class B Certificate Balance                 $     112,900,454.40
(F)   Class B Certificate Rate                                             6.15%
(G)   Servicing Fee Rate                                                   1.00%
(H)   Original Weighted Average Coupon (WAC)                              10.26%
(I)   Original Weighted Average Remaining Term (WAM)                      40.81
(J)   Number of Contracts                                                79,532
(K)   Class A Subordination Spread Account ("SSA")
(i)   Subordination Initial Deposit Percentage                             1.00%
(ii)  Subordination Initial Deposit                        $       8,684,650.34
(iii) Specified SSA Balance Percent                                        1.50%
(iv)  Specified SSA Balance                                $      13,026,975.51
(v)   Floor Percent                                                        2.50%
(vi)  Floor Amount                                         $      21,711,625.85
(vii) Floor Trigger Amount                                 $     113,334,686.85
(L)   Yield Supplement Reserve Account Initial Deposit     $       1,898,666.90


B.    INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
(A)   Total Portfolio Outstanding                          $     835,978,992.18
(B)   Total Portfolio Pool Factor                                     0.9625937
(C)   Class A Certificate Balance                          $     727,301,723.20
(D)   Class A Certificate Factor                                      0.9625937
(E)   Class B Certificate Balance                          $     108,677,268.98
(F)   Class A Pool Factor                                             0.8374565
(G)   Subordination Spread Account Balance                 $      13,026,975.51
(H)   Yield Supplement Reserve Account Balance             $       1,789,930.38
(I)   Outstanding Interest Advance                         $          95,282.19
(J)   Cumulative Net Losses for All Prior Periods                          0.00
(K)   Weighted Average Coupon of Remaining Portfolio (WAC)                10.27%
(L)   Weighted Average Remaining Term of Remaining Portfolio       39.95 months
(M)   Number of Contracts                                                78,250

C.    INPUTS FROM THE MAINFRAME
(A)   Simple Interest Loans
(i)   Principal Payments Received                          $      26,763,841.96
(ii)  Interest Payments Received                           $       6,374,672.29
(iii) Repurchased Loan Principal                           $         751,899.44
(iv)  Repurchased Loan Interest                            $           7,995.26
(B)   Yield Supplement Release to Collection Account       $          91,920.88
(C)   Yield Supplement Release to Seller                   ($          1,084.13)
(D)   Reimbursement of Previous Interest Advance           $          95,282.19
(E)   Current Interest Advance Amount                      $         848,123.83
(F)   Weighted Average Coupon of Remaining Portfolio (WAC)                10.27%
(G)   Weighted Average Remaining Maturity of Remaining Portfolio   39.20 months
(H)   Remaining Number of Contracts                                      77,127

(I)   Delinquent Contracts             Contracts                Amount
(i)   31-60 Days Delinquent         2,061    2.67%      $22,128,775.41     2.74%
(ii)  61-90 Days Delinquent           238    0.31%       $2,683,716.33     0.33%
(iii) 91 Days or More Delinquent        0    0.00%               $0.00     0.00%


D.    INPUTS DERIVED FROM OTHER SOURCES
(A)   Collection Account Investment Income --
      Paid to Seller                                       $          19,619.83
(B)   Class A Subordination Spread Account Investment Income --
      Paid to Seller                                       $          20,062.35
(C)   Yield Supplement Reserve Account Investment Income --
      Paid to Seller                                       $           4,386.11
(D)   Aggregate Net Losses for Collection Period           $         276,266.77
(E)   Liquidated Contracts
(i)   Gross Principal Balance of Liquidated Receivables    $         536,708.58
(ii) Net Liquidation Proceeds & Recoveries Received
      During the Collection Period                         $         260,441.81
(F)   Number of Vehicles Repossessed During the Collection                   39



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                       Nissan Motor Acceptance Corporation
    Monthly Servicing Report -- Nissan Auto Receivables 1997-A Grantor Trust
                   November 01, 1997 through November 30, 1997

I.  COLLECTIONS
(A)   Principal Payments Received (C(A)i)                  $      26,763,841.96
(B)   Interest Payments Received (C(A)ii)                  $       6,374,672.29
(C)   Aggregate Net Liquidation Proceeds Received (D(E)ii) $         260,441.81
(D)   Principal on Repurchased Contracts (C(A)iii)         $         751,899.44
(E)   Interest on Repurchased Contracts (C(A)iv)           $           7,995.26
(F)   Yield Supplement Amount Payments (C(B))              $          91,920.88
(G)   Total Collections (A+B+C+D+E+F)                      $      34,250,771.64
(H)   Net Interest Advance Amount (C(E-D))                 $         752,841.64
(I)   Total Available Amount (G+H)                         $      35,003,613.28


II.  DISTRIBUTIONS
(A)   Principal Payments Received (C(A)i)                       $ 26,763,841.96
(B)   Principal on Repurchased Contracts (C(A)iii)              $    751,899.44
(C)   Gross Principal Balance of Liquidated Receivables (D(E)i) $    536,708.58
(D)   Total Principal Reduction (A+B+C)                         $ 28,052,449.98
(E)   Class A Distributable Amount

(i)   Class A Monthly Interest Payment (A(D)*B(C)/12)           $  3,727,421.33
(ii)  Monthly Principal to Class A (II(D)*A(B))                 $ 24,405,631.49
(iii) Total Distributable Amount (i+ii)                         $ 28,133,052.82

(F)   Class B Distributable Amount

(i)   Class B Monthly Interest Payment ((A(F)*B(E))/12)         $    556,971.00
(ii)  Monthly Principal to Class B (II(D)-(E)ii)                $  3,646,818.49
(iii) Excess Collections (I(I)-(II(E)iii+(F)i+ii+(G)i))         $  1,970,121.81
(iv)  Total Distributable Amount (i+ii+iii)                     $  6,173,911.30

(G)   Required Distributions

(i)   Servicing Fee (A(G)*B(A))                                 $    696,649.16
(ii)  Class A Amount (II(E)iii)                                 $ 28,133,052.82
(iii) Deposit to Class A Subordination Spread Account
      (If Positive (IV(G)-(A)))                                 $          0.00
(iv)  Class B Amount (IV(F)i)                                   $  6,173,911.30
(v)   Yield Supplement Account Release to Seller (V(C))         ($     1,084.13)
(vi)  Total Amount Distributed (i+ii+iii+iv+v)                  $ 35,002,529.15

(H)   Amount of Draw from Class A SSA (IV(B))                   $          0.00
(I)   Sum of Draw from SSA and Total Available Amount
      (I(I)+IV(B))                                              $ 35,003,613.28
(J)   Release from Yield Supplement Account to Seller (V(C))    ($     1,084.13)
(K)   Total Distributed Amount (I+J)                            $ 35,002,529.15
Class A Servicing Fee (II(G)i * A(B))                           $    606,084.77


III.  POOL BALANCES AND PORTFOLIO INFORMATION
                                            Beg. of Period      End of Period
(A)   Balances and Principal Factors

(i)   Total Pool Balance                    $835,978,992.18   $  807,926,542.20

(ii)  Total Pool Factor                        0.9625937              0.9302925
(iii) Class A Certificate Balance           $727,301,723.20   $  702,896,091.71
(iv)  Class A Certificate Factor               0.9625937              0.9302925
(v)   Class B Certificate Balance           $108,677,268.98   $  105,030,450.49
(vi)  Class A Pool Factor                      0.8374565              0.8093545

(B)   Portfolio Information

(i)   Weighted Average Coupon (WAC)                10.27%                 10.27%
(ii)  Weighted Average Remaining Maturity (WAM)    39.95 months           39.20 months
(iii) Remaining Number of Contracts               78,250                 77,127

(C)   Outstanding Interest Advance          $  95,282.19      $      848,123.83



                       Nissan Motor Acceptance Corporation
    Monthly Servicing Report -- Nissan Auto Receivables 1997-A Grantor Trust
                   November 01, 1997 through November 30, 1997



IV.  RECONCILIATION OF CLASS A SUBORDINATION SPREAD ACCOUNT ("SSA")
(A)   Beginning Class A SSA Balance (B(G))                      $ 13,026,975.51
(B)   Draw for Class A Distributable Amount and Servicing Fee              0.00
      (If Positive ((II(E)iii+(G)i)-I(I)))
(C)   Amount Available for Deposit to the Class A SSA           $  6,173,911.30
      (If Positive (I(I)-II(E)iii-(G)i))
(D)   Class A SSA Balance Prior to Release (IV(A-B+C))          $ 19,200,886.81
(E)   Class A Subordination Spread Account Required Amount      $ 13,026,975.51
      (Was Triger Hit?)
(F)   Breakdown of Release to Class B Certificateholder
(i)   Class B Amount (Min(II(F)iv,IV(F)iii))                    $  6,173,911.30
(ii)  Release from Class A SSA (iii-i)                          $          0.00
(iii) Total Distribution to Class B Certificateholder           $  6,173,911.30
      (If Positive (D-E))
(G)   Ending Class A Subordinate Spread Account Balance         $ 13,026,975.51
      (D-(F)iii)

V.  RECONCILIATION OF YIELD SUPPLEMENT RESERVE ACCOUNT
(A)   Beginning Yield Supplement Reserve Account Balance (B(H)) $  1,789,930.38
(B)   Release to Collection Account (C(B))                      $     91,920.88
(C)   Release to Seller (C(C))                                  ($     1,084.13)
(D)   Ending Yield Supplement Reserve Account Balance (A-B-C)   $  1,699,093.63

VI.  NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
(A)   Aggregate Net Losses for Collection Period (VI(B)i-ii)    $    276,266.77
(B)   Liquidated Contracts

(i)   Gross Principal Balance of Liquidated Receivables (D(F)i) $    536,708.58
(ii)  Net Liquidation Proceeds Received During the Collection   $    260,441.81
      Period (D(F)ii)
(C)   Cumulative Net Losses for all Periods (VI(A)+B(J))        $    276,266.77
(D)   Delinquent and Repossessed Contracts

                                                Contracts          Amount
(i)   31-60 Days Delinquent            2,061     2.67%     $22,128,775.41  2.74%
(ii)  61-90 Days Delinquent              238     0.31%     $ 2,683,716.33  0.33%
(iii) 91 Days or More Delinquent           0     0.00%     $         0.00  0.00%
(iv)  Vehicles Repossessed During         39     0.05%               #N/A   #N/A
      the Collection Period (D(F))

VII.  TESTS FOR INCREASE IN CLASS A  SUBORDINATION  SPREAD  ACCOUNT  BALANCE
(A)   Ratio of Net Losses to the Pool Balance as of Each Collection Period.
(i)   Second Preceding Collection Period                                   0.00%
(ii)  Preceding Collection Period                                          0.00%
(iii) Current Collection Period                                            0.40%
(iv)  Three Month Average (Avg(i,ii,iii))                                  0.20%
(B)   Ratio of Number of Contracts Delinquent
      60 Days or More to the Outstanding Number
      of Receivables as of Each Collection Period
(i)   Second Preceeding Collection Period                                  0.00%
(ii)  Preceeding Collection Period                                         0.00%
(iii) Current Collection Period                                            0.30%
(iv)  Three Month Average (Avg(i,ii,iii))                                  0.15%
(C)   Loss and Delinquency Trigger Indicator                 Trigger Was Not Hit
(i)   Number of Months Three Month
      Loss Average is Below Trigger                                        0
(ii)  Number of Months Three Month Delinquency
      Average is Below Trigger                                             0



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